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                                                                 EXHIBIT 10.55

               AMENDMENT TO EXCHANGE PROFIT/LOSS SHARING AGREEMENT

         This Amendment (the "Amendment") is made and entered into this 1st day of December, 1995, by and between Target Therapeutics, Inc., a California corporation having its principal place of business at 47201 Lakeview Blvd., Fremont, California 94537-5120 (hereinafter called as "Target") and Century Medical, Inc., a Japanese corporation having its principal place of business at 4-10-2, Yoga, Setagaya-ku, Tokyo, 158, Japan (hereinafter called "CMI"), with reference to the Agreement (hereinafter called "Agreement") defining terms and conditions for sharing the Exchange Profit and Loss between the parties dated as of March 1st, 1993. Captioned terms used and not defined herein shall have the respective meanings set forth in the Agreement. In consideration of the mutual agreements and acknowledgments herein made the parties hereto agree as follows.

         1. Section 2 of the Agreement

         The formula to determine the amount to be shared between Target and CMI is hereby replaced with the following.

              a. For the FOB price of which sales price for the same Products sold by CMI to TCI is calculated by *

                 *          *          *

              b. For the FOB price of which sales price for the same Products sold by CMI to TCI is calculated by *

                 *          *          *

         2. The Agreement, as amended hereinabove, is hereby reconfirmed and is in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representative on the date first above written.

TARGET THERAPEUTICS, INC.

By:      /s/Edward R. LeMoure
         -----------------------------------
Name:    Edward R. LeMoure
Title:   Vice President and General Manager

CENTURY MEDICAL, INC.

By:      /s/ Mitsunari Suzuki
         -----------------------------------
Name:    Mitsunari Suzuki
Title:   President and CEO

                                              CONFIDENTIAL TREATMENT REQUESTED